UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2024

AERWINS Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40734	86-2049355
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

The Walnut Building 691 Mill St, Suite 204 Los Angeles, CA	90021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (702) 527-1270

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.000001 par value per share	AWIN	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	AWINW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 27, 2024, AERWINS Technologies, Inc. (the “Company”) entered into and completed the sale to an unrelated accredited investor (the “Investor”), of 10,000,000 shares of its Common Stock, $ 0.000001 par value per share (the “Common Stock”), in exchange for $400,000 in cash (the “Offering”). The Offering was made pursuant to the terms of a Subscription Agreement. Following completion of the Offering, the Company had outstanding 72,688,215 shares of its Common Stock.

In connection with the Offering, the Company entered into a Piggyback Registration Rights Agreement with the Investor whereby the Company agreed to register the Common Stock acquired by the Investor in the Offering if at any time while the Investor remains the holder of such shares, the Company proposes to file any registration statement under the Securities Act of 1933, as amended (the “Securities Act”) with respect to its Common Stock for its own account or for shareholders of the Company for their account, subject to certain customary exceptions.

The foregoing description of the Offering in the Subscription Agreement and the Piggyback Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to those agreement, which are attached hereto as Exhibits 10.1 and 4.1, respectively, and incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The shares of Common Stock issued in the Offering were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(a)(2) of the Securities Act and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description

4.1	Form of Piggyback Registration Rights Agreement
10.1	Form of Subscription Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 28, 2024	AERWINS Technologies Inc.

	By:	/s/ Kiran Sidhu
Kiran Sidhu
Chief Executive Officer